RiverNorth/DoubleLine Strategic Opportunity Fund, INC.
Announces PRELIMINARY RESULTS OF Non-Transferable Rights Offering for Common and Preferred Stock

West Palm Beach, FL– November 26, 2024 -- RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) today announced the preliminary results of its inseparable non-transferable rights to purchase additional shares of common stock and newly issued 6.00%, 3-Year Term, Series C Term Preferred Stock (the “Series C Preferred Stock”) of the Fund (the “Offering”) that expired on November 25, 2024 (the “Expiration Date”). In the Offering, the Fund received subscription requests for 838,486 shares of common stock and 419,243 shares of Series C Preferred Stock from rights holders. Accordingly, the Fund expects to issue 838,486 new shares of common stock and 419,243 shares of Series C Preferred Stock for these subscriptions, pending the receipt of payment for “delivery-guaranteed” subscriptions, on or about December 2, 2024. Gross proceeds from the Offering are expected to total approximately $11.2 million, before expenses.

The foregoing numbers are estimates only. The Fund will announce the final results of the Offering in a press release on or about November 27, 2024.

The Offering’s final subscription price per common share was determined to be $8.42. The subscription price was established pursuant to the terms of the Offering and based on a formula equal to 90% of the reported net asset value (“NAV”). Using the formula described above, the NAV per share was $9.35. The final subscription price is lower than the original estimated subscription price of $8.51 per common share. Accordingly, any excess payments will be returned to subscribing rights holders as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission (“SEC”) on October 30, 2024. The subscription price per share of Series C Preferred Stock remains $10.

The shares of common stock issued as a result of the Offering will not be record date shares for the Fund’s monthly distributions paid in October or November 2024. The shares of Series C Preferred Stock issued as a result of the Offering will not be record date shares for the Fund’s preferred distributions to be paid in November 2024. The new common stock and Series C Preferred Stock are expected to be issued on, or about, December 2, 2024 and the new Series C Preferred Stock is expected to begin trading on the New York Stock Exchange under the symbol OPPPRC on December 3, 2024.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

A copy of the prospectus supplement for this Offering, dated October 30, 2024, can be found on the SEC’s Edgar website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001678130/000139834424019690/fp0090848-1_424b2ixbrl.htm or by writing the Fund at RiverNorth CEF Investor Relations, 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401 or contacting CEF@rivernorth.com.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $341 million of total managed assets1 and 23.0 million shares of common stock outstanding as of September 30, 2024.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should consider the Fund's investment objective, risks, charges, and expenses carefully before investing. The prospectus should be read carefully before investing. For more information, please read the prospectus, call your financial professional or call 844.569.4750.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

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